INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2024
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

6.   INTANGIBLE ASSETS, NET

Gross carrying amount, accumulated amortization, impairment and net book value of the intangible assets were as follows:

	As of December 31,
	2023	2024
	RMB	RMB
BCA	2,529,525	2,567,274
NCC	590,525	599,338
Trademark and domain name	340,053	340,053
Technology	96,000	96,000
Total cost	3,556,103	3,602,665
Less: accumulated amortization	(2,076,459)	(2,543,979)
Less: impairment	—	(1,058,686)
Intangible assets, net	1,479,644	—

Amortization expenses related to intangible assets were RMB469,903, RMB501,522 and RMB482,072 for the years ended December 31, 2022, 2023 and 2024, respectively.

Along with JD Investments (as defined below in note 9) on February 28, 2022, JD and the Group entered into a BCA which granted the Group certain strategic resources. The BCA primarily included cooperation areas such as user traffic and search results. The Group recognized BCA arising from JD Investments of US$254,000 (RMB1,605,839) and amortized it on a straight-line basis over the 5-year contract term.

In April 2023, JD and the Group entered into a BCA which granted the Group certain strategic resources. The BCA primarily includes cooperation areas for user traffic. The Group recognized BCA arising from JD Investments of RMB249,000 and amortized it on a straight-line basis over the 3-year contract term.

The Group evaluates the recoverability of long-lived assets with determinable useful lives whenever events or changes in circumstances indicate that an asset’s carrying amount may not be recoverable. The Group measures the carrying amount of long-lived assets against the estimated undiscounted future cash flow expected to generate from the use of the assets and their eventual disposition. Impairment exists when the sum of the expected undiscounted future net cash flows is less than the carrying value of the asset being evaluated. Impairment loss is calculated as the amount by which the carrying value of the asset exceeds its fair value. The Group determines the fair value of an asset or asset group on various valuation techniques, including quoted market value and discounted cash flow models.

6.   INTANGIBLE ASSETS, NET - continued

As of December 31, 2024, the Group noted that events and changes in circumstances existed as of December 31, 2024 may indicate that the carrying amounts of intangible assets were no longer recoverable. The Group identified the entire group as one asset group for the purpose for this impairment testing as intangibles assets do not have identifiable independent cash flows. Fair value of the asset group was estimated using an income approach of discounted cash flow model and was classified as level 3 fair value measurement due to unobservable inputs concerning on internal cash flows forecasts, an estimated terminal value, and a discount rate. All estimates used and assumptions made were in accordance with the Group’s historical and industrial experience of the local on-demand retail and delivery industries. As a result, the Group fully impaired the intangible assets of RMB1,058,686 for the year ended December 31, 2024.